UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 18, 2004 (August 18, 2004)
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-0735612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205

(Address of Principal Executive Offices and Zip Code)

(941) 741-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits

(c)	Exhibits.

Exhibit
Number	Description
99.1	Press Release dated August 18, 2004 relating to Gevity HR, Inc.’s offer to assist businesses affected by Hurricane Charley.
99.2	Press Release dated August 18, 2004 relating to Gevity HR, Inc.’s declaration of a quarterly dividend and other matters.

Item 9. Regulation FD Disclosure.

     On August 18, 2004, Gevity HR, Inc. issued a press release relating to its offer to assist businesses affected by Hurricane Charley, a copy of which is attached hereto as Exhibit 99.1.

     This Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 12. Results of Operations and Financial Condition.

     On August 18, 2004, Gevity HR, Inc. issued a press release relating to its declaration of a quarterly dividend and other matters, a copy of which is attached hereto as Exhibit 99.2.

     This Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2004

GEVITY HR, INC.
By:	/s/ Gregory M. Nichols
Gregory M. Nichols
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated August 18, 2004 relating to Gevity HR, Inc.’s offer to assist businesses affected by Hurricane Charley.
99.2	Press Release dated August 18, 2004 relating to Gevity HR, Inc.’s declaration of a quarterly dividend and other matters.